ALPINE AUTO BROKERS, INC.

ALPINE AUTO BROKERS, INC.
SUBSCRIPTION AGREEMENT

1. INVESTMENT:

(a)	The undersigned subscribes for ____________ shares of Common Stock Alpine Auto Brokers, Inc., at $0.10 per share.

(b) Total subscription price ($0.10 times number of shares): = $___________________.

2. INVESTOR INFORMATION:

_______________________                                                                ________________                                           _______________________
Name (type or print)                                                                Social Sec. No.                                                      Address

_______________________                                                                ________________                                           _______________________
Name (type or print)                                                                Social Sec. No.                                                      Address

Mailing Address:

Street                                                                City                                 State                                Zip

3. TYPE OF OWNERSHIP: (You must check one box)

1.	[ ] Individual 6. [ ] Joint Tenants with rights of Survivorship

2.	[ ] Tenants in Common 7. [ ] Custodian for_____________________________________

3.	[ ] Community Property 8. [ ] Uniform Gifts to Minors Act of the State ______________

4.	[ ] Partnership 9. [ ] Corporation _____________________________________

5.	[ ] Trust 10. [ ] Other (explain) ___________________________________

4. RECEIPT OF DISCLOSURE DOCUMENT:

By executing this subscription agreement the undersigned acknowledges receipt of a current Prospectus, as supplemented to the date of this Subscription Agreement, in which the terms and conditions of the offering of Common Stock and the risks associated therewith are described.

5. TERMINATION OF THE OFFERING:

The undersigned understands that the offering terminates in 12 months after commencement of the offering.

6. REPRESENTATION AND WARRANTS:

By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a)
Subscriber is buying the Common Stock for Subscriber's own account or is buying for the account or benefit of a member or members of Subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another. Furthermore, if Subscriber is purchasing for the account of another person or entity, Subscriber has full authority to execute this Subscription Agreement in such capacity and on behalf of such person or entity.

(b)           Subscriber is 18 years of age or over (You must check box) [   ] Yes                                                                                                                     [   ] No

7. ACCEPTANCE OF SUBSCRIPTION:

The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription by _____________, 20____. In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.

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Please make a copy of your completed Subscription Agreement

Signatures:

Executed this ________day of______________________, 20______ at,

________________________________________________________________Address City         State Zip

X__________________________                                                                                     X__________________________
Signature (investor or authorized signature)                                                                                                Signature (investor or authorized signature)

MAKE CHECK PAYABLE TO:                                                                                      ALPINE AUTO BROKERS, INC.

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:                                         Alpine Auto Brokers, Inc.
749 South State Street
Salt Lake City, Utah 84111

Accepted for the Company this _________day of _____________________________, 20___.

By:  _____________________________                                                                           Title:  _____________________________